UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 5, 2013

(Date of earliest event reported)

MusclePharm Corporation

(Exact name of registrant as specified in its charter)

NEVADA	000-53166	77-0664193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4721 Ironton Street, Building A

Denver, Colorado 80239

(Address of principal executive offices) (Zip Code)

(303) 396-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 5.02 is incorporated by reference into Item 1.01 and Item 3.02.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 25, 2013, the board of directors (“Board”) of MusclePharm Corporation (the “Company”) approved restricted stock grants (the “Restricted Stock”) to certain key employees, including named executive officers and directors, conditioned upon the execution and delivery of certain restricted stock agreement between the Company and such employees, officers and directors (the “Restricted Stock Agreements”). The Restricted Stock Agreements were executed and delivered by the parties on July 5, 2013.  The Board approved Restricted Stock grants of the Company’s common stock in the aggregate amount of 1,550,000 shares and also issued shares of the Company’s restricted stock to the following named executive officers and directors in the following amounts:

Name	Title	Number of Shares of Restricted Stock
Brad J. Pyatt	Co-Chairman, CEO and President	350,000
L. Gary Davis	Chief Financial Officer	200,000
John H. Bluher	Co-Chairman and Executive Vice President	150,000
Richard Estalella	Chief Operating Officer	100,000
Jeremy R. DeLuca	Executive Vice President – Chief Marketing Officer	225,000
Cory J. Gregory	Executive Vice President	150,000
Michael Doron	Director	25,000
James Greenwell	Director	25,000
Donald W. Prosser	Director	25,000

The Pursuant to the Restricted Stock agreements, forms of which are attached hereto as Exhibits 10.1 10.2, 10.3 and 10.4, seventeen percent (17%) of each individual grant shall vest on December 31, 2013, and the remaining 83% shall vest on December 31, 2015. The grants for all will vest immediately upon (i) a change of control, and are subject to, such executive and/or employees continued employment, and in the case of any director, such director’s continued service on the Board, and (ii) an employee, who has an entered into an employment agreement with the Company, serving the duration of the term of such employment agreement in accordance with its terms.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement (17%) for employees with employment agreement
10.2	Form of Restricted Stock Agreement (17%) for employees without employment agreements
10.3	Form of Restricted Stock Agreement (83%) for employees with employment agreement
10.4	Form of Restricted Stock Agreement (83%) for employees without employment agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

Dated: July 5, 2013
	By:	/s/ Brad J. Pyatt
	Name:	Brad J. Pyatt
	Title:	Chief Executive Officer and President